Exhibit 10.3.2b

SECOND AMENDMENT TO THE
PINNACLE WEST CAPITAL CORPORATION
SUPPLEMENTAL EXCESS BENEFIT RETIREMENT PLAN OF 2005

Effective as of January 1, 2005, Pinnacle West Capital Corporation (the “Company”) adopted the Pinnacle West Capital Corporation Supplemental Excess Benefit Retirement Plan of 2005 (the “Plan”). Effective as of January 1, 2016, the Company amended and restated the Plan. The amended and restated Plan has been amended on one prior occasion. By this instrument, the Company amends the Plan to (1) clarify the definitions of “compensation” and “spouse,” and (2) adjust the forms of benefit available to certain participants.
1.    Unless otherwise provided, this Second Amendment shall be effective as of the date set forth below.
2.    This Second Amendment shall amend only those sections set forth herein and those sections not amended hereby shall remain in full force and effect. Notwithstanding the foregoing, this Second Amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions and the intent of this Second Amendment.
3.    Section 4(a)(4) of the Plan is hereby amended and restated in its entirety to read as follows:
(4)    Compensation. For purposes of this Section 4(a), Compensation and Monthly Compensation shall be determined without regard to the limitation set forth in Section 401(a)(17) of the Code. Compensation and Monthly Compensation shall be increased by any amounts deferred by the participant under any deferred compensation plan for employees maintained by the Company or by an Affiliate and by any cash payments made to the participant pursuant to “year-end” bonus or incentive plans maintained by the Company or by an Affiliate, even if such cash payments are made to the participant after the participant has terminated his or her employment with the Company or an Affiliate and after the participant has commenced receiving benefits under this Plan. Bonus or incentive payments made in a form other than cash, bonus or

Exhibit 10.3.2b

incentive payments which are not “year-end” bonus or incentive payments, bonus or incentive payments under individual agreements between the Company or an Affiliate and a participant, and large asset bonus plan payments shall not be taken into account as Compensation and Monthly Compensation for purposes of this Plan unless the Company’s President or Chief Executive Officer determines, in his or her discretion, that such bonus or incentive payment shall be taken into account as Compensation and Monthly Compensation under this Plan. Subject to the foregoing, (a) eligible bonuses and incentive payments (including eligible bonuses and incentive payments paid after termination) shall be taken into account as Compensation and Monthly Compensation in the year in which such amounts are paid rather than in the year in which they are earned, provided that the Company’s President or Chief Executive Officer shall have the authority to determine, in his or her discretion, that such bonus or incentive payment shall be taken into account in the year in which such amounts are earned rather than in the year in which they are paid, (b) Retention Unit Awards granted in a calendar month which become vested shall be counted as Compensation paid and earned in such calendar month; provided, however, that if Retention Unit Awards are taken into account in determining a participant’s Average Monthly Compensation with respect to benefits described in Sections 4(a)(1) or 4(a)(2)(i), no more than two other year-end bonus or incentive payments will be taken into account in determining such Average Monthly Compensation. The Company’s President or Chief Executive Officer shall have the sole and absolute discretion to determine whether a bonus or incentive payment made to a participant constitutes Compensation or Monthly Compensation for purposes of this Section 4(a) and may differentiate among individuals in establishing the bonus or incentive payments that may be taken into account under the Plan. For purposes of this Section 4(a)(4), an “Affiliate” means a participating employer under the Retirement Plan.

4.    Article 4 of the Plan is hereby amended to add the following new Section 4(f) to follow the end of Section 4(e):
(f)    Spouse. For purposes of this Plan, references to a participant’s “spouse” shall have the same meaning as under the Retirement Plan, without regard to whether such references are capitalized. As under the Retirement Plan, an individual must be legally married to a participant for at least 365 consecutive days to be considered a “spouse” under the terms of this Plan.

Exhibit 10.3.2b

5.    Section 5(b) of the Plan is hereby amended and restated in its entirety to read as follows:
(b)    Spouse’s Benefit with Respect to Officer Traditional Benefits Described in Sections 4(a)(1) and 4(a)(2)(i).

(1)    General Rule. If a participant entitled to benefits under Section 4(a)(1) or Section 4(a)(2)(i) dies while still employed by the Company or an Affiliate and without electing the five-year installment option pursuant to Section 5(a)(2) or dies prior to January 1, 2019 after having elected the five-year installment option prior to January 1, 2018, the participant’s spouse shall be entitled to a one hundred percent (100%) survivor annuity. The one hundred percent (100%) survivor annuity shall provide a benefit to the participant’s surviving spouse, for the spouse’s life, equal to one hundred percent (100%) of the monthly benefit for life that the participant would have received under Section 4(a)(1) or Section 4(a)(2)(i) had he or she (i) terminated employment on the day before he or she died, (ii) survived to the day on which he or she would first be eligible to commence benefits under Section 5(a)(1), (iii) elected to retire and commence benefits under the Plan and the Retirement Plan in the form of a joint and one hundred percent (100%) survivor annuity and (iv) then died. The benefit payable to the surviving spouse pursuant to this paragraph shall commence on the first day of the month following the participant’s date of death.

If a participant entitled to benefits under Section 4(a)(1) or Section 4(a)(2)(i) dies after terminating employment with the Company and all Affiliates but before commencing benefits under the Plan and without electing the five-year installment option pursuant to Section 5(a)(2) or dies prior to January 1, 2019 after having elected the five-year installment option prior to January 1, 2018, the participant’s spouse shall be entitled to a one hundred percent (100%) survivor annuity. The one hundred percent (100%) survivor annuity payable to the surviving spouse of a participant shall provide a benefit to the participant’s surviving spouse, for the spouse’s life, equal to one hundred percent (100%) of the monthly benefit for life that the participant would have received under Section 4(a)(1) or Section 4(a)(2)(i) had he or she survived to the day on which he or she would first be eligible to commence benefits under Section 5(a)(1) and elected to retire and commence benefits under the Plan and the Retirement Plan in the form of a joint and one hundred percent (100%) survivor annuity commencing on the day determined in accordance with the next sentence. The benefit payable to the surviving spouse pursuant to this paragraph shall commence as

Exhibit 10.3.2b

follows: (i) upon death if at the time of such death the participant has either attained age sixty-five (65) or has both attained age fifty-five (55) and completed ten (10) Years of Service or (ii) age sixty-five (65) if at the time of such death the participant has neither attained age sixty-five (65) nor both attained age fifty-five (55) and completed ten (10) Years of Service.

(2)    Special Rule for Participants Who Elected the Five-Year Installment Option Prior to January 1, 2018. Effective as of January 1, 2019, the one hundred percent (100%) survivor annuity described by Section 5(b)(1) will no longer be available to participants entitled to benefits under Section 4(a)(1) or Section 4(a)(2)(i) who elected the five-year installment option described in Section 5(a)(2) before January 1, 2018. Instead, five installment payments shall be paid to the participant’s spouse or beneficiary, as applicable, if the participant dies while still employed by the Company or any Affiliate or dies after terminating employment with the Company and all Affiliates but before commencing benefits under the Plan. Such installment payments shall commence on the first day of the month following the participant’s date of death and the second and subsequent payments shall be made on each anniversary thereof. A participant described by this Section who wishes to retain the one hundred percent (100%) survivor annuity described by Section 5(b)(1) may file such a request with the Committee no later than December 31, 2018.

(3)    Special Rule for Participants Who Elect the Five-Year Installment Option on or after January 1, 2018. If a participant entitled to benefits under Section 4(a)(1) or Section 4(a)(2)(i) elects the five-year installment option pursuant to Section 5(a)(2) on or after January 1, 2018 and either dies while still employed by the Company or any Affiliate or dies after terminating employment with the Company and all Affiliates but before commencing benefits under the Plan, the participant’s spouse will not receive the one hundred percent (100%) survivor benefit described in Section 5(b)(1). Instead, all five installment payments shall be paid to the participant’s spouse or beneficiary, as applicable. Such installment payments shall commence on the first day of the month following the participant’s death and the second and subsequent payments shall be made on each anniversary thereof.
6.    Section 5(d)(5) of the Plan is hereby amended and restated in its entirety to read as follows:
(5)    Time and Form of Benefits Payable Upon Death.

Exhibit 10.3.2b

(i)    General Rule – Traditional Benefits. In the event a participant dies before the Traditional Benefits described in Section 4(b) commence, benefits shall be paid to the surviving spouse for his or her life commencing as follows: (i) upon death if at the time of such death the participant has neither attained age sixty-five (65) or has both attained age fifty-five (55) and completed ten (10) Years of Service; or (ii) age sixty-five (65) if at the time of such death the participant has neither attained age sixty-five (65) nor both attained age fifty-five (55) and completed ten (10) Years of Service.

(ii)    Special Rule for Participants Who Elected the Five-Year Installment Option Prior to January 1, 2018. Effective as of January 1, 2019, the form of benefit described by Section 5(d)(5)(i) will no longer be available to participants entitled to Traditional Benefits under Section 4(b) who elected the five-year installment option under Section 5(d)(1) prior to January 1, 2018. Instead, five installment payments shall be paid to the participant’s spouse or beneficiary, as applicable, if the participant dies while still employed by the Company or any Affiliate or dies after terminating employment with the Company and all Affiliates but before commencing benefits under the Plan. Such installment payments shall commence on the first day of the month following the participant’s date of death and the second and subsequent payments shall be made on each anniversary thereof. A participant described by this Section who wishes to retain the form of benefits described by Section 5(d)(5)(i) may file such a request with the Committee no later than December 31, 2018.

(iii)    Special Rule for Participants Who Elect the Five-Year Installment Option on or after January 1, 2018. If a participant entitled to Traditional Benefits under Section 4(b) elects the five-year installment option under Section 5(d)(1) on or after January 1, 2018 and either dies while still employed by the Company or any Affiliate or dies after terminating employment with the Company and all Affiliates but before commencing benefits under the Plan, the participant’s spouse will not receive the benefit described by Section 5(d)(5)(i). Instead, all five installment payments shall be paid to the participant’s spouse or beneficiary, as applicable. Such installment payments shall commence on the first day of the month following the participant’s date of death and the second and subsequent payments shall be made on each anniversary thereof.

(iv)    Retirement Account Balance Benefits. In the event that the participant dies before the Retirement Account

Exhibit 10.3.2b

Balance Benefits described in Section 4(b) commence to a participant, then such benefits shall be paid to the participant’s spouse or beneficiary, as applicable, in a lump sum upon the participant’s death.

IN WITNESS WHEREOF, Pinnacle West Capital Corporation has caused this Second Amendment to be executed on this 20th day of December, 2017.

PINNACLE WEST CAPITAL CORPORATION

By /s/ Donald E. Brandt
Its Chairman of the Board of Directors, President
and Chief Executive Officer

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